Exhibit 10.1

AMENDMENT NUMBER 2020-1

PENSKE AUTOMOTIVE GROUP 401(K) SAVINGS AND RETIREMENT PLAN

BY THIS AGREEMENT, Penske Automotive Group 401(k) Savings and Retirement Plan (herein referred to as the "Plan") is hereby amended as follows, effective as of May 15, 2020, except as otherwise provided herein:

1.     The section of the Adoption Agreement entitled "MATCHING CONTRIBUTIONS" is amended as follows:

MATCHING CONTRIBUTIONS (EXCLUDING SAFE HARBOR MATCH AND ADDITIONAL MATCH UNDER SECTION 3.05) (3.03(A)). The Employer Matching Contributions under Election 6(c) are subject to the following additional elections regarding type (discretionary/fixed), rate/amount, limitations and time period (collectively, such elections are "the matching formula") and the allocation of Matching Contributions is subject to Section 3.06 except as otherwise provided (Choose one or more of (a) through (g) as applicable; then, for the elected match, complete (1), (2), and/or (3) as applicable. If the Employer completes (2) or (3), also complete one of (4), (5), or (6).):

[Note: If the Employer wishes to make any Matching Contributions that satisfy the ADP or ACP safe harbor, the Employer should make these Elections under Election 30, and not under this Election 24.]

			(1)		(2)	(3)	(4)	(5)	(6)
			Match Rate/Amt [$/% of Elective Deferrals]		Limit on Deferrals Matched [$/% of Compensation]	Limit on Match Amount [$/% of Compensation]	Apply limit(s) per Plan Year ["true-up"]	Apply limit(s) per payroll period[no "true-up"]	Apply limit(s) per designated time period [no "true-up"]
(a)	[X]	Discretionary – see Section 1.35(B) (The Employer may, but is not required to complete (a)(1)-(6). See the "Note" following Election 24.)	________		________	________	[ ]	[ ]	[ ]___
(b)	[ ]	Fixed – uniform	________		________	________	[ ]	[ ]	[ ]___
rate/amount
(c)	[ ]	Fixed – tiered	Elective	Matching	________	________	[ ]	[ ]	[ ]___
			Deferral %	Rate
			______%	______%
			______%	______%
			______%	______%
			______%	______%
(d)	[ ]	Fixed – Years of	Years	Matching	________	________	[ ]	[ ]	[ ]___
		Service	of Service	Rate
			________	______%
			________	______%
			________	______%
			________	______%

(1) "Years of Service" under this Election 24(d) means (Choose one of a. or b.):

a. [ ] Eligibility. Years of Service for eligibility in Election 16.

b. [ ] Vesting. Years of Service for vesting in Elections 43 and 44.

(e)	[ ]	Fixed – multiple	Formula 1:________________		___________	___________	[ ]	[ ]	[ ]___
formulas
			Formula 2:________________		___________	___________	[ ]	[ ]	[ ]___
			Formula 3: ________________		___________	___________	[ ]	[ ]	[ ]___

(f)     [X] Related and Participating Employers. If any Related and Participating Employers (or in the case of a Multiple Employer Plan, Participating Employers regardless of whether they are Related Employers) contribute Matching Contributions to the Plan, the following apply (Complete (1) and (2).):

(1)      Matching formula. The matching formula for the Participating Employer(s) (Choose one of a. or b.):

a.        [ ] All the same. Is (are) the same as for the Signatory Employer under this Election 24.

b.       [X]     At least one different. Is (are) as follows: a discretionary match equal to 50% of elective deferrals not exceeding 6% of Compensation each Plan Year                                                                                                                                        .

(2)      Allocation sharing. The Plan Administrator will allocate the Matching Contributions made by the Signatory Employer and by any Participating Employer (Choose one of a. or b.):

a.        [X]    Employer by Employer. Only to the Participants directly employed by the contributing Employer.

b.       [ ] Across Employer lines. To all Participants regardless of which Employer directly employs them and regardless of whether their direct Employer made Matching Contributions for the Plan Year.

[Note: Unless the Plan is a Multiple Employer Plan, the Employer should not elect 24(f) unless there are Related Employers which are also Participating Employers. See Section 1.24(D).]

(g)    [X] Describe: The Discretionary Matching Contribution equal to 50% of elective deferrals not exceeding 6% of Compensation each Plan Year applies to the Employees of The Around the Clock Freightliner Group, LLC; ATC Chattanooga, LLC; ATC Knoxville, LLC; and ATC West Texas, LLC., and the Discretionary Matching Contribution applies to Employees of Penske Automotive Group, Inc. except Employees of Local 355 of the United Service Workers Union of OCT Partnership (d/b/a Gateway Toyota) or Local 259 UAW, AFL-CIO of Westbury Superstore, Ltd. (d/b/a Westbury Toyota) who are excluded from the Discretionary Matching Contribution.                                                                                                                                                (The formula described must satisfy the definitely determinable requirement under Treas. Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

[Note: See Section 1.35(A) as to Fixed Matching Contributions. A Participant's Elective Deferral percentage is equal to the Participant's Elective Deferrals divided by his/her Compensation. The matching rate/amount is the specified rate/amount of match for the corresponding Elective Deferral amount/percentage. Any Matching Contributions apply to Pre-Tax Deferrals and to Roth Deferrals unless described otherwise in Election 24(g). Matching Contributions for nondiscrimination testing purposes are subject to the targeting limitations. See Section 4.10(D). The Employer under Election 24(a) in its discretion may determine the amount of a Discretionary Matching Contribution and the matching contribution formula. Alternatively, the Employer in Election 24(a) may specify the Discretionary Matching Contribution formula.]

2.     The section of the Adoption Agreement entitled "ALLOCATION CONDITIONS" is amended as follows:

ALLOCATION CONDITIONS (3.06(B)/(C)). The Plan does not apply any allocation conditions to: (i) Elective Deferrals; (ii) Safe Harbor Contributions; (iii) Additional Matching Contributions which will satisfy the ACP test safe harbor; (iv) Employee Contributions; (v) Rollover Contributions; (vi) Designated IRA Contributions; (vii) SIMPLE Contributions; or (viii) Prevailing Wage Contributions. To receive an allocation of Matching Contributions, Nonelective Contributions or Participant forfeitures, a Participant must satisfy the following allocation condition(s) (Choose one of (a) or (b). Choose (c) if applicable.):

(a)    [ ] No conditions. No allocation conditions apply to Matching Contributions, to Nonelective Contributions or to forfeitures.

(b)   [X]     Conditions. The following allocation conditions apply to the designated Contribution Type and/or forfeitures (Choose one or more of (1) through (7). Choose Contribution Type as applicable.):

[Note: For this Election 31, except as the Employer describes otherwise in Election 31(b)(7) or as provided in Sections 3.03(C)(2) and 3.04(C)(2) regarding Operational QMACs and Operational QNECs, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions to which allocation conditions may apply. The Employer under Election 31(b)(7) may not impose an Hour of Service condition exceeding 1,000 Hours of Service in a Plan Year.]

			(1)		(2)	(3)	(4)
Matching,
Nonelective
			and Forfeitures		Matching	Nonelective	Forfeitures

(1)	[ ]	None.	N/A		[ ]	[ ]	[ ]
(See Election 31(a))

(2)	[ ]	501 HOS/terminees (91 consecutive days if	[ ]	OR	[ ]	[ ]	[ ]
Elapsed Time). See Section 3.06(B)(1)(b).

(3)	[ ]	Last day of the Plan Year.	[ ]	OR	[ ]	[ ]	[ ]

(4)	[X]	Last day of the Election 31(c) time period.	[ ]	OR	[X]	[ ]	[X]

(5)	[ ]	1,000 HOS in the Plan Year (182 consecutive	[ ]	OR	[ ]	[ ]	[ ]
days in Plan Year if Elapsed Time).

(6)	[ ]	(specify) HOS within the Election	[ ]	OR	[ ]	[ ]	[ ]
31(c) time period, (but not exceeding 1,000
HOS in a Plan Year).

(7)	[X]

Describe conditions: No allocation conditions apply to the Discretionary Matching Contributions equal to 50% of elective deferrals not exceeding 6% of Compensation each Plan Year for Participating Employers The Around the Clock Freightliner Group, LLC; ATC Chattanooga LLC; ATC Knoxville, LLC; ATC West Texas, LLC. Participants.                                     (e.g., Last day of the Plan Year as to Nonelective Contributions for Participating Employer "A" Participants. No allocation conditions for Participating Employer "B" Participants.)

(c)    [X]    Time period. Under Section 3.06(C), apply Elections 31(b)(4), (b)(6), or (b)(7) to the specified contributions/forfeitures based on each (Choose one or more of (1) through (5). Choose Contribution Type as applicable.):

(1)	[ ]	Plan Year.	[ ]	OR	[ ]	[ ]	[ ]

(2)	[ ]	Plan Year quarter.	[ ]	OR	[ ]	[ ]	[ ]

(3)	[ ]	Calendar month.	[ ]	OR	[ ]	[ ]	[ ]

(4)	[ ]	Payroll period.	[ ]	OR	[ ]	[ ]	[ ]

(5)	[X]

Describe time period: A Participant shall share in the Discretionary Matching Contribution if employed on the last day of the Plan Year quarter regardless of the amount of service completed during the Plan Year.

[Note: If the Employer elects 31(b)(4) or (b)(6), the Employer must choose (c). If the Employer elects 31(b)(7), choose (c) if applicable.]

* * * * * * *

The Employer executes this Amendment on the date specified below.

Penske Automotive Group, Inc.

Date: May 15, 2020
	By:	/s/ Anthony Pordon

EMPLOYER